SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED TERM LOAN AND REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AND

REVOLVING CREDIT AGREEMENT is dated May _21_, 2025, but effective May 25, 2025 (the "Second Amendment"), and is by and between Byline Bancorp, Inc., a Delaware corporation ("Borrower"), with offices at 180 N. LaSalle Street, 3rd Floor, Chicago, IL 60601, and CIBC Bank USA, an Illinois chartered bank (together with successors and assigns, the "Lender"), with offices at 120 S. LaSalle Street, Chicago, IL 60603, as further identified below.

RECITALS:

A.
The Borrower and the Lender have heretofore executed a Second Amended and Restated Revolving Credit Agreement dated May 26, 2023 (as amended from time to time, collectively, the "Loan Agreement"), which may be further amended from time to time, and the Borrower (and if applicable, certain third parties) has executed a Negative Pledge Agreement dated October 11, 2018, as amended by First Amendment thereto dated October 9, 2020, and as amended by Second Amendment thereto dated May 26, 2023, a Ninth Amended Revolving Note dated May 25, 2024, a Term Note dated May 26, 2023 (since paid off), and such other documents which may or may not be identified in the Loan Agreement and certain other related documents (collectively, together with the Loan Agreement, the "Loan Documents"), setting forth the terms and conditions upon which the Borrower may obtain loans from time to time as provided by (a) a revolving line- of-credit facility (the "Revolving Loans") in the principal amount of up to Fifteen Million and 00/100ths Dollars ($15,000,000.00), and (b) a term loan facility (the "Term Loan") in the principal amount of up to Twenty Million and 00/100ths Dollars ($20,000,000.00) (since paid off), as may be amended from time to time.

B.
The Borrower has requested and the Lender has agreed to extend the maturity date of the Revolving Loans and to make certain modifications to the Loan Agreement and Loan Documents as described below.

C.
The Lender has agreed to such modifications, but only on the terms and conditions outlined in this Second Amendment.

AGREEMENTS:

1.
Section 1.1, Definitions, of the Loan Agreement is hereby amended by deleting the definition of "Revolving Loan Maturity Date" and replacing it as follows:

""Revolving Loan Maturity Date" means the earlier to occur of May 24, 2026, or the Termination Date."

The Borrower has executed a Tenth Amended Revolving Note to reflect that the Revolving Loan Maturity Date is May 24, 2026.

2.
Conflicts. In the event of a conflict between the terms and conditions or the definitions of terms in the Loan Agreement, the other Loan Documents and the terms and conditions or the definitions of said terms provided herein, the terms and conditions and the definition of said terms as provided herein shall control. Terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement and the other Loan Documents.

3.
Effectiveness of Prior Documents. Except as specifically modified hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. All warranties and representations contained in the Loan Agreement and the other Loan Documents shall be deemed remade and affirmed as of the date hereof by the Borrower, except any and all references to the Loan Agreement in such representations, warranties and covenants shall be deemed to include the Loan Agreement as amended by this Second Amendment. All collateral previously provided to secure the Loan Agreement continues as security, and all guaranties, if any, guaranteeing obligations under the Loan Documents remain in full force and effect. This is a Second Amendment, not a novation.

4.
Preconditions of Effectiveness. This Second Amendment shall become effective only upon the execution by the Borrower and the Lender, and approval by any other third party required by the Lender.

5.
No Waiver of Defaults; Warranties. This Second Amendment shall not be construed as or be deemed to be a waiver by the Lender of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Second Amendment.

6.
Counterparts. This Second Amendment may be signed in any number of counterparts, each of which shall be construed an original, but when taken together shall constitute one document.
7.
Authorization. The Borrower represents and warrants that the execution, delivery and performance of this Second Amendment and the documents referenced herein are within the powers and authority of the Borrower and have been duly authorized by all necessary action and do not and will not contravene or conflict with the Articles of Incorporation or Bylaws of the Borrower.

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Dated: May 21, 2025.

BORROWER:

BYLINE BANCORP, INC., a Delaware corporation, successor by merger to Byline Bancorp, Inc, an Illinois corporation

NEGATIVE PLEDGE AFFIRMATION AND CONSENT

BYLINE BANCORP, INC., a Delaware corporation, successor by merger to Byline Bancorp, Inc, an Illinois corporation, its capacity as Borrower under the Negative Pledge Agreement, as may be amended, hereby consents to and agrees to the terms of the foregoing Second Amendment, as of the day and year first above written.

BYLINE BANCORP, INC., a Delaware corporation, successor by merger to Byline Bancorp, Inc, an Illinois corporation

By: /s/ Alberto Paracchini

Name/ Title: Alberto Paracchini, President

ACCEPTED AND AGREED TO: LENDER:

CIBC BANK USA

By: /s/ Charles J. Griffin

Name: _Charles J. Griffin

Title: Managing Director

[signature page of Second Amendment]